UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2018

Laurie D. Neat

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund® Annual report for the year ended February 28, 2018

We take a disciplined,
long-term approach
to investing in growth
companies.

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	12.16%	12.66%	9.84%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.68% for Class A shares as of the prospectus dated May 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

10	Financial statements

34	Board of trustees and other officers

Fellow investors:

The U.S. stock market provided strong returns during the fiscal year ended February 28, 2018. While geopolitical concerns continue to add to market volatility, economic data in the U.S. was generally positive and company earnings were better than expected. Stocks also rose amid expectations for lower corporate tax rates, which came to pass in December, and reduced business regulations under the new administration. The Federal Reserve proceeded cautiously on interest rates, raising them three times last year. Under new leadership, the Fed signaled a similar path for this year.

During the 12-month period, AMCAP Fund had a total return of 21.10% versus a 17.10% total return for the unmanaged Standard & Poor’s 500 Composite Index —a market capitalization-weighted index based on the results of approximately 500 widely held common stocks — and a total return of 24.70% for the Lipper Growth Funds Index, a peer group measure, as shown in the chart below.

Over the long term, AMCAP’s returns have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, AMCAP had an average annual total return of 10.51%, compared with 9.73% for the S&P 500 and 9.64% for the Lipper index. Over its 51-year lifetime, the fund had an average annual total return of 11.65%, compared with 10.10% for the S&P 500 and 9.24% for the Lipper index.

Investment results analysis

The fund’s largest sector, information technology, had strong results, led by e-commerce company Alibaba Group and Tencent, which operates the popular WeChat messaging app. While AMCAP restricts its investments in non-U.S. companies to no more than 10% of the fund’s assets, both of these companies did particularly well. They continued to benefit from the rising trend of online

Results at a glance

For periods ended February 28, 2018, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)
AMCAP Fund (Class A shares)	21.10%	15.24%	10.51%	11.65%
Standard & Poor’s 500 Composite Index*	17.10	14.73	9.73	10.10
Lipper Growth Funds Index†	24.70	15.60	9.64	9.24

*	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

AMCAP Fund	1

The New Geography of Investing®

While most of the companies that AMCAP invests in are based in the U.S., many of them do business on a global basis. For example, 93% of the fund’s holdings are based in the U.S., but these companies only generate 58% of their revenues domestically, with Europe and emerging markets serving as important sources of growth. AMCAP leverages Capital Group’s global research operations to understand the sources of companies’ growth opportunities, as well as their inherent risks.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	93%	100%
■	Canada	1	—
■	Europe	3	—
■	Japan	— *	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	58%	62%
■	Canada	2	2
■	Europe	13	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	23	20
	Total	100%	100%

*Amount less than 1%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of February 28, 2018).

shopping and gaming by Chinese consumers. Tencent also successfully spun off its online books unit in a $1.1 billion initial public offering and took a 12% stake in U.S. social media platform Snap. Shares of computer networking company Arista Networks and ASML Holding, a supplier of lithography tools used in semiconductor manufacturing, also contributed to returns.

In the consumer discretionary sector, shares of Netflix (the fund’s largest holding) rose strongly on the back of record subscriber growth for its video streaming content and services. Much of the subscriber growth was attributed to the growing popularity of Netflix’s various original series. In addition, the company announced it had agreed to a licensing deal with Chinese online video provider iQiyi, a subsidiary of Baidu. It is the first time Netflix has been able to offer its services in China, albeit indirectly, as iQiyi will receive access to the U.S. company’s content.

Shares of health care companies were mixed, with AbbVie (the fund’s second-largest holding) among the strongest contributors to fund returns and BioMarin Pharmaceutical one of the largest detractors. AbbVie prevailed in a patent challenge brought by Coherus BioSciences over its leading drug Humira, which has a range of applications, including as an arthritis treatment; it also reached a settlement with Amgen that extends Humira’s patent protection to 2023. AbbVie was additionally boosted by strong clinical trial results from its eczema treatment, with most patients in the study reporting

2	AMCAP Fund

improvements. Meanwhile, BioMarin Pharmaceutical shares declined amid ongoing concerns about high drug prices.

Some of the fund’s energy holdings impacted returns, including oilfield services company Halliburton and oil-and-gas producer Noble Energy. Shares of Halliburton fell on concerns over higher costs, with the company releasing mixed quarterly earnings; however, the stock recouped some of its losses amid the ongoing recovery in oil prices. Noble Energy also declined as the company lowered its production guidance, although it too regained some lost ground as oil prices rebounded.

The fund’s cash position declined to 12.5% from 13.9% (including other short-term securities) at the beginning of the period. While portfolio managers continue to find select investment opportunities, valuations overall appear stretched on a fundamental basis. The amount of cash reflects a cautious approach to the market environment by some of the portfolio managers, who anticipate being able to invest in these companies at better valuations in the future.

Looking ahead

The fundamentals of the U.S. economy are generally positive: the unemployment rate is low, real wages are gradually increasing, consumer spending is slowly on the rise and inflation remains muted. While historically low interest rates may continue to increase, we are well below the level that historically has caused major pressure on economic growth.

Outside the U.S., the euro zone continues to recover. Many emerging markets were particularly strong last year as fundamentals strengthened. China’s economy continues to grow, albeit with increasing levels of debt leverage. After a deep recession and widespread political scandals, Brazil’s economy appears to be stabilizing. But the unpredictable situation with North Korea, long-term uncertainty related to Brexit, and other geopolitical risks may portend ongoing market volatility. Against this backdrop, we continue with our consistent and diligent approach to growth investing, just as we have for the past 50-plus years.

AMCAP evaluates and invests in companies that have demonstrated solid historical growth and characteristics that we believe are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. We thank you for your continued support of these efforts.

Cordially,

Claudia P. Huntington
Vice Chairman of the Board

James Terrile
President

April 11, 2018

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs, saving shareholders money, as well as the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless.■

AMCAP Fund	3

The value of a long-term perspective

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2018)*

	1 year	5 years	10 years
Class A shares	14.13%	13.88%	9.86%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$4,000,000
2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended February 28 or 29	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
TOTAL VALUE (dollars in thousands)																			
Dividends reinvested	$ .1	.2	.2	.2	.2	.2	.3	.3	.2	.2	.3	.4	.7	2.4	1.2	1.5	1.8	1.4	1.5
Value at fiscal year-end	$11.4	11.1	11.8	14.0	13.1	10.3	9.3	13.0	13.3	15.6	21.3	31.4	38.0	39.9	57.6	58.2	67.6	83.1	108.3
AMCAP total return	14.4%	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2	23.0	30.3

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $120,227 and reinvested capital gain distributions of $1,163,193.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	AMCAP Fund

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

AMCAP Fund	5

Summary investment portfolio February 28, 2018

Industry sector diversification	Percent of net assets

Common stocks 87.45%	Shares	Value (000)
Information technology 22.94%
Alphabet Inc., Class C1	833,879	$921,211
Alphabet Inc., Class A1	658,210	726,611
Microsoft Corp.	12,187,000	1,142,775
Accenture PLC, Class A	6,828,700	1,099,489
Tencent Holdings Ltd.[2]	14,995,918	822,433
Skyworks Solutions, Inc.	7,087,375	774,296
ASML Holding NV2	3,580,100	699,385
Broadcom Ltd.	2,831,848	697,937
Texas Instruments Inc.	6,262,200	678,509
Intel Corp.	12,349,000	608,682
MasterCard Inc., Class A	3,374,957	593,182
Trimble Inc.[1]	12,300,511	466,558
Autodesk, Inc.[1]	3,956,199	464,735
Arista Networks, Inc.[1]	1,451,975	391,656
Alibaba Group Holding Ltd. (ADR)[1]	2,023,866	376,722
Other securities		4,109,111
		14,573,292

Health care 19.77%
AbbVie Inc.	17,891,000	2,072,315
Amgen Inc.	6,662,652	1,224,396
UnitedHealth Group Inc.	5,179,906	1,171,488
Thermo Fisher Scientific Inc.	5,448,500	1,136,448
Stryker Corp.	6,966,696	1,129,719
Abbott Laboratories	16,787,854	1,012,811
BioMarin Pharmaceutical Inc.[1,3]	10,345,500	839,744
Gilead Sciences, Inc.	8,698,760	684,853
Illumina, Inc.[1]	2,196,455	500,836
PerkinElmer, Inc.[3]	5,922,900	452,154
Other securities		2,335,336
		12,560,100

Consumer discretionary 15.37%
Netflix, Inc.[1]	9,601,000	2,797,539
Amazon.com, Inc.[1]	870,300	1,316,285
Twenty-First Century Fox, Inc., Class A	26,324,000	969,250
Booking Holdings Inc.[1]	454,875	925,234
NIKE, Inc., Class B	9,778,813	655,474
Harley-Davidson, Inc.	8,353,938	379,102
Other securities		2,718,605
		9,761,489

Industrials 10.31%
CSX Corp.	13,881,359	745,707
General Dynamics Corp.	3,087,000	686,703
Textron Inc.	11,325,281	677,818
Nielsen Holdings PLC	15,387,665	502,099

6	AMCAP Fund

	Shares	Value (000)
Old Dominion Freight Line, Inc.	3,598,000	$499,834
AMETEK, Inc.	6,271,000	474,966
Equifax Inc.	2,933,728	331,511
Other securities		2,629,173
		6,547,811

Financials 7.10%
PNC Financial Services Group, Inc.	3,004,400	473,674
Charles Schwab Corp.	8,606,000	456,290
Wells Fargo & Co.	7,413,000	432,993
Progressive Corp.	7,000,000	403,060
JPMorgan Chase & Co.	3,218,000	371,679
Other securities		2,373,139
		4,510,835

Energy 5.95%
EOG Resources, Inc.	10,144,300	1,028,835
Concho Resources Inc.[1]	4,704,743	709,475
Halliburton Co.	15,229,000	706,930
Canadian Natural Resources, Ltd.	13,427,300	415,941
Other securities		918,068
		3,779,249

Consumer staples 2.69%
Costco Wholesale Corp.	2,276,300	434,546
Herbalife Ltd.[1,3]	4,648,809	428,155
Other securities		849,189
		1,711,890

Materials 1.64%
Celanese Corp., Series A	5,699,624	574,864
Other securities		468,123
		1,042,987

Other 0.68%
Other securities		434,656

Miscellaneous 1.00%
Other common stocks in initial period of acquisition		631,988

Total common stocks (cost: $34,286,720,000)		55,554,297

Bonds, notes & other debt instruments 0.08%	Principal amount (000)
U.S. Treasury bonds & notes 0.08%
U.S. Treasury 0.08%
U.S. Treasury 1.00% 2018	$50,000	49,809

Total bonds, notes & other debt instruments (cost: $49,929,000)		49,809

Short-term securities 12.22%
Federal Home Loan Bank 1.13%–1.63% due 3/2/2018–6/20/2018	2,912,800	2,907,263
Intel Corp. 1.50%–1.51% due 3/5/2018–3/6/2018	28,600	28,594
U.S. Treasury Bills 1.05%–1.79% due 3/1/2018–8/23/2018	2,309,200	2,300,304
Other securities		2,528,890

Total short-term securities (cost: $7,766,747,000)		7,765,051
Total investment securities 99.75% (cost: $42,103,396,000)		63,369,157
Other assets less liabilities 0.25%		161,070

Net assets 100.00%		$63,530,227

AMCAP Fund	7

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $1,721,786,000, which represented 2.71% of the net assets of the fund) which were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 2/28/2018 (000)
Common stocks 4.82%
Information technology 0.33%
Finisar Corp.[1]	6,928,379	294,000	425,379	6,797,000	$(427)	$(106,906)	$—	$122,346
Acacia Communications, Inc.[1]	—	2,226,600	—	2,226,600	—	(28,325)	—	86,169
Lumentum Holdings Inc.[1,4]	3,051,214	—	84,923	2,966,291	2,934	43,104	—	—
Zebra Technologies Corp., Class A1,4	3,276,722	—	1,100,000	2,176,722	29,099	88,700	—	—
								208,515

Health care 2.41%
BioMarin Pharmaceutical Inc.[1]	8,625,200	1,720,300	—	10,345,500	—	(116,187)	—	839,744
PerkinElmer, Inc.	4,357,500	1,565,400	—	5,922,900	—	99,425	1,267	452,154
Integra LifeSciences Holdings Corp.[1]	—	4,555,967	—	4,555,967	—	17,502	—	240,236
Endo International PLC[1,4]	11,483,300	—	11,483,300	—	(413,643)	364,705	—	—
								1,532,134

Consumer discretionary 0.68%
Texas Roadhouse, Inc.	4,587,200	—	—	4,587,200	—	59,450	3,853	253,489
Signet Jewelers Ltd.	2,324,100	1,175,900	—	3,500,000	—	(48,333)	4,030	175,980
								429,469

Industrials 0.27%
Generac Holdings Inc.[1]	3,894,070	—	—	3,894,070	—	21,184	—	173,208
ITT Inc.[4]	5,307,000	—	5,307,000	—	20,978	9,675	2,038	—
Nordson Corp.[4]	3,420,000	—	3,420,000	—	149,659	(151,979)	551	—
								173,208

Energy 0.08%
Denbury Resources Inc.[1]	22,428,635	—	—	22,428,635	—	(11,663)	—	49,119
Carrizo Oil & Gas, Inc.[1,4]	3,578,240	—	2,190,640	1,387,600	(16,232)	(26,214)	—	—
								49,119

Consumer staples 0.67%
Herbalife Ltd.[1]	4,895,327	40,958	287,476	4,648,809	2,268	168,590	—	428,155

Materials 0.38%
Valvoline Inc.	—	10,638,000	—	10,638,000	—	(4,862)	1,316	243,717
Total 4.82%					$(225,364)	$377,866	$13,055	$3,064,317

8	AMCAP Fund

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,883,894,000, which represented 4.54% of the net assets of the fund. This amount includes $2,621,621,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Unaffiliated issuer at 2/28/2018.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

AMCAP Fund	9

Financial statements

Statement of assets and liabilities at February 28, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $39,554,414)	$60,304,840
Affiliated issuers (cost: $2,548,982)	3,064,317	$63,369,157
Cash		300,065
Receivables for:
Sales of investments	235,657
Sales of fund’s shares	56,449
Dividends and interest	55,593
Other	2,609	350,308
		64,019,530
Liabilities:
Payables for:
Purchases of investments	366,600
Repurchases of fund’s shares	81,351
Investment advisory services	14,489
Services provided by related parties	16,517
Trustees’ deferred compensation	3,540
Other	6,806	489,303
Net assets at February 28, 2018		$63,530,227

Net assets consist of:
Capital paid in on shares of beneficial interest		$40,632,414
Distributions in excess of net investment income		(3,540)
Undistributed net realized gain		1,640,591
Net unrealized appreciation		21,260,762
Net assets at February 28, 2018		$63,530,227

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,927,848 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$30,196,222	913,235		$33.07
Class C	1,526,061	52,215		29.23
Class T	11	—	*	33.07
Class F-1	2,162,078	65,964		32.78
Class F-2	6,107,073	183,582		33.27
Class F-3	3,120,726	94,310		33.09
Class 529-A	1,863,094	56,957		32.71
Class 529-C	276,819	9,419		29.39
Class 529-E	83,366	2,614		31.89
Class 529-T	12	—	*	33.06
Class 529-F-1	115,532	3,505		32.96
Class R-1	108,270	3,606		30.03
Class R-2	635,764	21,181		30.02
Class R-2E	46,412	1,418		32.73
Class R-3	1,321,377	41,222		32.06
Class R-4	1,409,062	42,997		32.77
Class R-5E	6,552	198		33.11
Class R-5	1,353,286	40,410		33.49
Class R-6	13,198,510	395,015		33.41

*	Amount less than one thousand.

See Notes to Financial Statements

10	AMCAP Fund

Statement of operations for the year ended February 28, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,866; also includes $13,055 from affiliates)	$631,505
Interest	91,676	$723,181
Fees and expenses*:
Investment advisory services	173,779
Distribution services	110,522
Transfer agent services	50,235
Administrative services	17,608
Reports to shareholders	1,853
Registration statement and prospectus	2,078
Trustees’ compensation	1,126
Auditing and legal	167
Custodian	813
Other	1,578
Total fees and expenses before waivers/reimbursements	359,759
Less waivers/reimbursements of fees and expenses:
Investment advisory services waiver	92
Transfer agent services reimbursement	— †
Total fees and expenses after waivers/reimbursements		359,667
Net investment income		363,514

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,492):
Unaffiliated issuers	4,062,544
Affiliated issuers	(225,364)
Forward currency contracts	(755)
Currency transactions	(922)	3,835,503
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $5,484):
Unaffiliated issuers	6,685,349
Affiliated issuers	377,866
Forward currency contracts	(471)
Currency translations	(41)	7,062,703
Net realized gain and unrealized appreciation		10,898,206

Net increase in net assets resulting from operations		$11,261,720

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

AMCAP Fund	11

Statements of changes in net assets

(dollars in thousands)

	Year ended February 28
	2018	2017
Operations:
Net investment income	$363,514	$301,135
Net realized gain	3,835,503	1,553,679
Net unrealized appreciation	7,062,703	7,976,572
Net increase in net assets resulting from operations	11,261,720	9,831,386

Dividends and distributions paid to shareholders:
Dividends from net investment income	(274,012)	(242,147)
Distributions from net realized gain on investments	(2,926,278)	(1,661,606)
Total dividends and distributions paid to shareholders	(3,200,290)	(1,903,753)

Net capital share transactions	1,933,198	1,618,302

Total increase in net assets	9,994,628	9,545,935

Net assets:
Beginning of year	53,535,599	43,989,664
End of year (including distributions in excess of net investment income: $(3,540) and $(2,821), respectively)	$63,530,227	$53,535,599

See Notes to Financial Statements

12	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

AMCAP Fund	13

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

14	AMCAP Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$12,738,520	$1,834,772	$—	$14,573,292
Health care	12,560,100	—	—	12,560,100
Consumer discretionary	9,205,579	555,910	—	9,761,489
Industrials	6,477,155	70,656	—	6,547,811
Financials	4,299,355	211,480	—	4,510,835
Energy	3,740,594	38,655	—	3,779,249
Consumer staples	1,539,469	172,421	—	1,711,890
Materials	1,042,987	—	—	1,042,987
Other	434,656	—	—	434,656
Miscellaneous	631,988	—	—	631,988
Bonds, notes & other debt instruments	—	49,809	—	49,809
Short-term securities	—	7,765,051	—	7,765,051
Total	$52,670,403	$10,698,754	$—	$63,369,157

*	Securities with a value of $2,125,100,000, which represented 3.35% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

AMCAP Fund	15

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of February 28, 2018, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $47,341,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, February 28, 2018 (dollars in thousands):

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(755)	Net unrealized depreciation on forward currency contracts	$(471)

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

16	AMCAP Fund

As of and during the period ended February 28, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2018, the fund reclassified $2,275,000 from distributions in excess of net investment income to undistributed net realized gain, $87,946,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $71,777,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of February 28, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,640,591
Gross unrealized appreciation on investments	22,777,884
Gross unrealized depreciation on investments	(1,512,123)
Net unrealized appreciation on investments	21,265,761
Cost of investments	42,103,396

AMCAP Fund	17

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended February 28, 2018				Year ended February 28, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$115,384		$1,411,432	$1,526,816	$113,184		$877,055		$990,239
Class B1	—		—	—	—		1,051		1,051
Class C	—		82,421	82,421	—		55,024		55,024
Class T2	—	[3]	1	1
Class F-1	7,069		108,176	115,245	7,982		76,902		84,884
Class F-2	31,706		279,311	311,017	35,661		163,745		199,406
Class F-3[4]	18,246		121,562	139,808	—		—		—
Class 529-A	6,563		85,688	92,251	5,260		47,855		53,115
Class 529-B1	—		—	—	—		194		194
Class 529-C	—		16,234	16,234	—		12,174		12,174
Class 529-E	149		4,006	4,155	110		2,368		2,478
Class 529-T2	—	[3]	1	1
Class 529-F-1	576		5,253	5,829	502		2,878		3,380
Class R-1	—		5,722	5,722	—		3,867		3,867
Class R-2	—		33,185	33,185	—		20,420		20,420
Class R-2E	53		1,894	1,947	50		345		395
Class R-3	1,854		65,049	66,903	1,479		40,807		42,286
Class R-4	5,075		67,219	72,294	4,896		39,376		44,272
Class R-5E	3		31	34	—	[3]	—	[3]	—	[3]
Class R-5	8,073		66,235	74,308	8,838		43,781		52,619
Class R-6	79,261		572,858	652,119	64,185		273,764		337,949
Total	$274,012		$2,926,278	$3,200,290	$242,147		$1,661,606		$1,903,753

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.283% on such assets in excess of $44 billion. During the year ended February 28, 2018, CRMC voluntarily reduced the investment advisory services fee to a proposed annualized rate of 0.280% on such assets in excess of $55 billion. For the year ended February 28, 2018, total investment advisory services fees waived by CRMC were $92,000. As a result, the fee of $173,779,000 shown on the statement of operations, which was equivalent to an annualized rate of 0.301% of average daily net assets, was reduced to $173,687,000, which was equivalent to an annualized rate of 0.300% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

18	AMCAP Fund

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of February 28, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

AMCAP Fund	19

For the year ended February 28, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$67,444		$30,784		$2,826		Not applicable
Class B1	5		1		Not applicable		Not applicable
Class C	14,859		1,631		744		Not applicable
Class T2	—		—	[3]	—	[3]	Not applicable
Class F-1	5,480		2,788		1,097		Not applicable
Class F-2	Not applicable		6,572		2,926		Not applicable
Class F-3	Not applicable		114		944		Not applicable
Class 529-A	3,581		1,556		822		$1,106
Class 529-B1	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-C	3,315		346		168		227
Class 529-E	380		38		39		52
Class 529-T2	—		—	[3]	—	[3]	—	[3]
Class 529-F-1	—		98		51		69
Class R-1	1,052		108		53		Not applicable
Class R-2	4,510		2,126		302		Not applicable
Class R-2E	213		71		18		Not applicable
Class R-3	6,342		1,927		634		Not applicable
Class R-4	3,341		1,333		668		Not applicable
Class R-5E	Not applicable		2		1		Not applicable
Class R-5	Not applicable		686		671		Not applicable
Class R-6	Not applicable		54		5,644		Not applicable
Total class-specific expenses	$110,522		$50,235		$17,608		$1,454

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,126,000 in the fund’s statement of operations reflects $437,000 in current fees (either paid in cash or deferred) and a net increase of $689,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended February 28, 2018.

20	AMCAP Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount		Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended February 28, 2018
Class A	$2,046,204		67,073		$1,500,991	48,631		$(4,546,040)	(148,520)	$(998,845)	(32,816)
Class B2	28		1		—	—		(8,668)	(332)	(8,640)	(331)
Class C	180,339		6,662		81,700	2,993		(428,325)	(15,807)	(166,286)	(6,152)
Class T3	10		—	[4]	—	—		—	—	10	— [4]
Class F-1	327,237		10,864		112,791	3,692		(881,915)	(29,164)	(441,887)	(14,608)
Class F-2	2,350,802		77,094		302,440	9,734		(3,609,896)	(118,964)	(956,654)	(32,136)
Class F-3	3,092,551		102,454		138,611	4,461		(399,688)	(12,711)	2,831,474	94,204
Class 529-A	252,362		8,119		92,205	3,017		(235,902)	(7,725)	108,665	3,411
Class 529-B2	—	[4]	—	[4]	—	—		(1,267)	(49)	(1,267)	(49)
Class 529-C	31,767		1,161		16,224	593		(159,990)	(5,654)	(111,999)	(3,900)
Class 529-E	8,385		284		4,157	139		(12,260)	(413)	282	10
Class 529-T3	10		—	[4]	1	—	[4]	—	—	11	— [4]
Class 529-F-1	22,092		716		5,825	189		(20,467)	(665)	7,450	240
Class R-1	12,865		460		5,715	204		(27,295)	(972)	(8,715)	(308)
Class R-2	162,497		5,827		33,138	1,181		(227,542)	(8,170)	(31,907)	(1,162)
Class R-2E	25,559		851		1,948	64		(8,320)	(268)	19,187	647
Class R-3	307,202		10,376		66,862	2,235		(457,747)	(15,377)	(83,683)	(2,766)
Class R-4	372,560		12,396		72,256	2,363		(460,434)	(15,085)	(15,618)	(326)
Class R-5E	6,851		214		34	1		(551)	(17)	6,334	198
Class R-5	208,096		6,754		74,253	2,377		(453,174)	(14,635)	(170,825)	(5,504)
Class R-6	2,923,945		95,623		651,794	20,851		(1,619,628)	(52,572)	1,956,111	63,902
Total net increase (decrease)	$12,331,362		406,929		$3,160,945	102,725		$(13,559,109)	(447,100)	$1,933,198	62,554

Year ended February 28, 2017
Class A	$2,552,516		94,572		$973,901	36,405		$(4,251,652)	(157,002)	$(725,235)	(26,025)
Class B	646		27		1,047	44		(53,047)	(2,179)	(51,354)	(2,108)
Class C	249,478		10,324		54,391	2,279		(415,407)	(17,191)	(111,538)	(4,588)
Class F-1	436,680		16,351		83,227	3,140		(1,054,933)	(39,787)	(535,026)	(20,296)
Class F-2	2,914,773		107,067		194,669	7,210		(1,213,297)	(44,639)	1,896,145	69,638
Class F-3[5]	3,034		106		—	—		(1)	— [4]	3,033	106
Class 529-A	164,114		6,116		53,105	2,005		(179,197)	(6,696)	38,022	1,425
Class 529-B	149		7		194	8		(9,112)	(376)	(8,769)	(361)
Class 529-C	40,242		1,653		12,169	507		(58,433)	(2,404)	(6,022)	(244)
Class 529-E	7,098		271		2,477	96		(10,120)	(388)	(545)	(21)
Class 529-F-1	16,786		621		3,379	126		(15,865)	(586)	4,300	161
Class R-1	15,067		610		3,860	158		(34,108)	(1,379)	(15,181)	(611)
Class R-2	148,507		5,975		20,403	834		(182,938)	(7,389)	(14,028)	(580)
Class R-2E	18,742		696		395	15		(1,426)	(53)	17,711	658
Class R-3	268,819		10,220		42,265	1,630		(361,790)	(13,781)	(50,706)	(1,931)
Class R-4	297,085		11,076		44,258	1,668		(338,471)	(12,638)	2,872	106
Class R-5E	—		—		—	—		—	—	—	—
Class R-5	237,432		8,747		52,434	1,935		(372,774)	(13,824)	(82,908)	(3,142)
Class R-6	1,912,882		70,196		337,742	12,466		(993,093)	(36,453)	1,257,531	46,209
Total net increase (decrease)	$9,284,050		344,635		$1,879,916	70,526		$(9,545,664)	(356,765)	$1,618,302	58,396

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.

AMCAP Fund	21

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,327,224,000 and $17,524,152,000, respectively, during the year ended February 28, 2018.

22	AMCAP Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income (loss) to average net assets[3]

Class A:
2/28/2018	$28.82	$.18	$5.76	$5.94	$(.13)	$(1.56)	$(1.69)	$33.07	21.10%	$30,196		.67%		.67%		.58%
2/28/2017	24.47	.16	5.23	5.39	(.12)	(.92)	(1.04)	28.82	22.38	27,269		.68		.68		.59
2/29/2016	29.03	.10	(2.36)	(2.26)	—	(2.30)	(2.30)	24.47	(8.34)	23,786		.67		.67		.38
2/28/2015	28.53	.08	3.04	3.12	(.01)	(2.61)	(2.62)	29.03	11.33	25,740		.68		.68		.27
2/28/2014	23.06	.09	7.61	7.70	(.07)	(2.16)	(2.23)	28.53	34.38	22,567		.70		.70		.35
Class C:
2/28/2018	25.74	(.06)	5.11	5.05	—	(1.56)	(1.56)	29.23	20.13	1,526		1.47		1.47		(.22)
2/28/2017	22.02	(.05)	4.69	4.64	—	(.92)	(.92)	25.74	21.42	1,503		1.49		1.49		(.22)
2/29/2016	26.57	(.11)	(2.14)	(2.25)	—	(2.30)	(2.30)	22.02	(9.10)	1,386		1.48		1.48		(.44)
2/28/2015	26.52	(.14)	2.80	2.66	—	(2.61)	(2.61)	26.57	10.44	1,603		1.49		1.49		(.53)
2/28/2014	21.66	(.11)	7.13	7.02	—	(2.16)	(2.16)	26.52	33.37	1,451		1.51		1.51		(.46)
Class T:
2/28/2018[4,5]	28.79	.23	5.80	6.03	(.19)	(1.56)	(1.75)	33.07	21.46 [6,7]	—	[8]	.45	[7,9]	.45	[7,9]	.81 [7,9]
Class F-1:
2/28/2018	28.58	.16	5.71	5.87	(.11)	(1.56)	(1.67)	32.78	21.02	2,162		.74		.74		.52
2/28/2017	24.27	.14	5.19	5.33	(.10)	(.92)	(1.02)	28.58	22.31	2,303		.75		.75		.53
2/29/2016	28.83	.09	(2.35)	(2.26)	—	(2.30)	(2.30)	24.27	(8.40)	2,448		.73		.73		.31
2/28/2015	28.36	.06	3.02	3.08	—	(2.61)	(2.61)	28.83	11.27	2,723		.74		.74		.22
2/28/2014	22.95	.08	7.57	7.65	(.08)	(2.16)	(2.24)	28.36	34.36	3,036		.74		.74		.31
Class F-2:
2/28/2018	28.98	.24	5.79	6.03	(.18)	(1.56)	(1.74)	33.27	21.31	6,107		.47		.47		.79
2/28/2017	24.60	.22	5.26	5.48	(.18)	(.92)	(1.10)	28.98	22.66	6,251		.48		.48		.79
2/29/2016	29.11	.16	(2.37)	(2.21)	—	(2.30)	(2.30)	24.60	(8.14)	3,593		.47		.47		.57
2/28/2015	28.61	.14	3.04	3.18	(.07)	(2.61)	(2.68)	29.11	11.53	3,609		.47		.47		.49
2/28/2014	23.11	.15	7.63	7.78	(.12)	(2.16)	(2.28)	28.61	34.71	1,983		.49		.49		.56
Class F-3:
2/28/2018	28.83	.27	5.76	6.03	(.21)	(1.56)	(1.77)	33.09	21.44	3,121		.37		.37		.85
2/28/2017[4,10]	28.36	.02	.45	.47	—	—	—	28.83	1.66 [6]	3		.03	[6]	.03	[6]	.09 [6]
Class 529-A:
2/28/2018	28.54	.15	5.70	5.85	(.12)	(1.56)	(1.68)	32.71	20.99	1,863		.74		.74		.51
2/28/2017	24.24	.13	5.19	5.32	(.10)	(.92)	(1.02)	28.54	22.31	1,528		.77		.77		.50
2/29/2016	28.81	.08	(2.35)	(2.27)	—	(2.30)	(2.30)	24.24	(8.44)	1,264		.77		.77		.28
2/28/2015	28.35	.05	3.02	3.07	—	(2.61)	(2.61)	28.81	11.24	1,370		.77		.77		.18
2/28/2014	22.93	.07	7.56	7.63	(.05)	(2.16)	(2.21)	28.35	34.28	1,193		.79		.79		.25

See end of table for footnotes.

AMCAP Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income (loss) to average net assets[3]

Class 529-C:
2/28/2018	$25.89	$(.07)	$5.13	$5.06	$—	$(1.56)	$(1.56)	$29.39	20.05%	$277		1.52%		1.52%		(.26)%
2/28/2017	22.15	(.07)	4.73	4.66	—	(.92)	(.92)	25.89	21.39	345		1.54		1.54		(.27)
2/29/2016	26.73	(.13)	(2.15)	(2.28)	—	(2.30)	(2.30)	22.15	(9.16)	301		1.55		1.55		(.50)
2/28/2015	26.68	(.16)	2.82	2.66	—	(2.61)	(2.61)	26.73	10.37	334		1.56		1.56		(.60)
2/28/2014	21.80	(.13)	7.17	7.04	—	(2.16)	(2.16)	26.68	33.25	298		1.58		1.58		(.53)
Class 529-E:
2/28/2018	27.87	.08	5.56	5.64	(.06)	(1.56)	(1.62)	31.89	20.73	83		.97		.97		.28
2/28/2017	23.70	.07	5.06	5.13	(.04)	(.92)	(.96)	27.87	22.01	73		.99		.99		.28
2/29/2016	28.28	.01	(2.29)	(2.28)	—	(2.30)	(2.30)	23.70	(8.64)	62		1.00		1.00		.04
2/28/2015	27.94	(.02)	2.97	2.95	—	(2.61)	(2.61)	28.28	10.97	69		1.01		1.01		(.06)
2/28/2014	22.63	— [11]	7.47	7.47	— [11]	(2.16)	(2.16)	27.94	33.96	62		1.04		1.04		.01
Class 529-T:
2/28/2018[4,5]	28.79	.21	5.80	6.01	(.18)	(1.56)	(1.74)	33.06	21.36 [6,7]	—	[8]	.52	[7,9]	.52	[7,9]	.74 [7,9]
Class 529-F-1:
2/28/2018	28.74	.22	5.73	5.95	(.17)	(1.56)	(1.73)	32.96	21.25	116		.52		.52		.73
2/28/2017	24.40	.19	5.23	5.42	(.16)	(.92)	(1.08)	28.74	22.54	94		.55		.55		.72
2/29/2016	28.92	.13	(2.35)	(2.22)	—	(2.30)	(2.30)	24.40	(8.23)	76		.56		.56		.49
2/28/2015	28.43	.11	3.03	3.14	(.04)	(2.61)	(2.65)	28.92	11.46	83		.56		.56		.40
2/28/2014	22.98	.12	7.59	7.71	(.10)	(2.16)	(2.26)	28.43	34.59	72		.58		.58		.47
Class R-1:
2/28/2018	26.41	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.03	20.11	108		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.82	4.77	—	(.92)	(.92)	26.41	21.49	103		1.47		1.47		(.20)
2/29/2016	27.16	(.11)	(2.19)	(2.30)	—	(2.30)	(2.30)	22.56	(9.08)	102		1.47		1.47		(.42)
2/28/2015	27.05	(.14)	2.86	2.72	—	(2.61)	(2.61)	27.16	10.46	111		1.46		1.46		(.50)
2/28/2014	22.05	(.11)	7.27	7.16	—	(2.16)	(2.16)	27.05	33.42	90		1.47		1.47		(.42)
Class R-2:
2/28/2018	26.40	(.06)	5.24	5.18	—	(1.56)	(1.56)	30.02	20.12	636		1.46		1.46		(.21)
2/28/2017	22.56	(.05)	4.81	4.76	—	(.92)	(.92)	26.40	21.45	590		1.46		1.46		(.19)
2/29/2016	27.14	(.10)	(2.18)	(2.28)	—	(2.30)	(2.30)	22.56	(9.02)	517		1.44		1.44		(.39)
2/28/2015	27.02	(.13)	2.86	2.73	—	(2.61)	(2.61)	27.14	10.47	595		1.43		1.43		(.48)
2/28/2014	22.03	(.10)	7.25	7.15	—	(2.16)	(2.16)	27.02	33.45	557		1.44		1.44		(.39)
Class R-2E:
2/28/2018	28.61	.03	5.69	5.72	(.04)	(1.56)	(1.60)	32.73	20.47	46		1.16		1.16		.08
2/28/2017	24.38	.03	5.21	5.24	(.09)	(.92)	(1.01)	28.61	21.86	22		1.16		1.16		.11
2/29/2016	29.04	.06	(2.42)	(2.36)	—	(2.30)	(2.30)	24.38	(8.69)	3		1.04		1.04		.24
2/28/2015[4,12]	29.38	.04	1.32	1.36	—	(1.70)	(1.70)	29.04	4.77 [6,7]	—	[8]	.67	[7,9]	.67	[7,9]	.29 [7,9]

24	AMCAP Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income (loss) to average net assets[3]

Class R-3:
2/28/2018	$28.01	$.07		$5.59	$5.66	$(.05)	$(1.56)	$(1.61)	$32.06	20.67%	$1,321		1.01%		1.01%		.24%
2/28/2017	23.81	.07		5.08	5.15	(.03)	(.92)	(.95)	28.01	21.99	1,232		1.02		1.02		.25
2/29/2016	28.40	.01		(2.30)	(2.29)	—	(2.30)	(2.30)	23.81	(8.64)	1,093		1.02		1.02		.03
2/28/2015	28.05	(.02)		2.98	2.96	—	(2.61)	(2.61)	28.40	10.96	1,242		1.01		1.01		(.06)
2/28/2014	22.71	—	[11]	7.50	7.50	— [11]	(2.16)	(2.16)	28.05	33.97	1,018		1.03		1.03		.02
Class R-4:
2/28/2018	28.58	.16		5.71	5.87	(.12)	(1.56)	(1.68)	32.77	21.03	1,409		.71		.71		.54
2/28/2017	24.28	.15		5.18	5.33	(.11)	(.92)	(1.03)	28.58	22.33	1,238		.72		.72		.55
2/29/2016	28.83	.09		(2.34)	(2.25)	—	(2.30)	(2.30)	24.28	(8.36)	1,049		.71		.71		.33
2/28/2015	28.36	.07		3.02	3.09	(.01)	(2.61)	(2.62)	28.83	11.31	1,140		.71		.71		.24
2/28/2014	22.94	.08		7.57	7.65	(.07)	(2.16)	(2.23)	28.36	34.37	919		.72		.72		.33
Class R-5E:
2/28/2018	28.85	.25		5.74	5.99	(.17)	(1.56)	(1.73)	33.11	21.31	7		.47		.47		.78
2/28/2017	24.48	.20		5.24	5.44	(.15)	(.92)	(1.07)	28.85	22.54	—	[8]	.60		.51		.76
2/29/2016[4,13]	27.89	.04		(2.11)	(2.07)	—	(1.34)	(1.34)	24.48	(7.62)[6]	—	[8]	.15	[6]	.15	[6]	.17 [6]
Class R-5:
2/28/2018	29.16	.26		5.83	6.09	(.20)	(1.56)	(1.76)	33.49	21.38	1,353		.41		.41		.84
2/28/2017	24.74	.23		5.30	5.53	(.19)	(.92)	(1.11)	29.16	22.74	1,339		.41		.41		.86
2/29/2016	29.25	.18		(2.39)	(2.21)	—	(2.30)	(2.30)	24.74	(8.10)	1,214		.42		.42		.63
2/28/2015	28.72	.16		3.05	3.21	(.07)	(2.61)	(2.68)	29.25	11.62	1,400		.41		.41		.54
2/28/2014	23.19	.16		7.66	7.82	(.13)	(2.16)	(2.29)	28.72	34.79	1,229		.42		.42		.63
Class R-6:
2/28/2018	29.09	.28		5.81	6.09	(.21)	(1.56)	(1.77)	33.41	21.45	13,199		.36		.36		.89
2/28/2017	24.69	.25		5.28	5.53	(.21)	(.92)	(1.13)	29.09	22.76	9,633		.36		.36		.90
2/29/2016	29.18	.19		(2.38)	(2.19)	—	(2.30)	(2.30)	24.69	(8.05)	7,033		.37		.37		.68
2/28/2015	28.66	.17		3.05	3.22	(.09)	(2.61)	(2.70)	29.18	11.67	6,394		.37		.37		.59
2/28/2014	23.15	.18		7.64	7.82	(.15)	(2.16)	(2.31)	28.66	34.86	4,451		.37		.37		.68

	Year ended February 28 or 29
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	27%	25%	31%	33%	29%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for a period that is less than a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Amount less than $.01.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

AMCAP Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
April 11, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

26	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2017, through February 28, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	27

	Beginning account value 9/1/2017	Ending account value 2/28/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,149.18	$3.52	.66%
Class A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class C – actual return	1,000.00	1,144.41	7.76	1.46
Class C – assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class T – actual return	1,000.00	1,150.27	2.40	.45
Class T – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class F-1 – actual return	1,000.00	1,148.64	3.89	.73
Class F-1 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class F-2 – actual return	1,000.00	1,149.94	2.51	.47
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class F-3 – actual return	1,000.00	1,150.57	1.92	.36
Class F-3 – assumed 5% return	1,000.00	1,023.01	1.81	.36
Class 529-A – actual return	1,000.00	1,148.35	3.89	.73
Class 529-A – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 529-C – actual return	1,000.00	1,143.95	8.03	1.51
Class 529-C – assumed 5% return	1,000.00	1,017.31	7.55	1.51
Class 529-E – actual return	1,000.00	1,147.18	5.16	.97
Class 529-E – assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 529-T – actual return	1,000.00	1,149.36	2.77	.52
Class 529-T – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 529-F-1 – actual return	1,000.00	1,149.64	2.77	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class R-1 – actual return	1,000.00	1,144.38	7.76	1.46
Class R-1 – assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-2 – actual return	1,000.00	1,144.39	7.76	1.46
Class R-2 – assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-2E – actual return	1,000.00	1,145.78	6.22	1.17
Class R-2E – assumed 5% return	1,000.00	1,018.99	5.86	1.17
Class R-3 – actual return	1,000.00	1,146.98	5.38	1.01
Class R-3 – assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class R-4 – actual return	1,000.00	1,148.42	3.78	.71
Class R-4 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-5E – actual return	1,000.00	1,149.68	2.51	.47
Class R-5E – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class R-5 – actual return	1,000.00	1,150.25	2.19	.41
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class R-6 – actual return	1,000.00	1,150.37	1.92	.36
Class R-6 – assumed 5% return	1,000.00	1,023.01	1.81	.36

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2018:

Long-term capital gains	$2,998,054,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$28,565,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2018, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

28	AMCAP Fund

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AMCAP Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station)	4	None

William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Kling for his wise counsel, outstanding service and dedication to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Claudia P. Huntington, 1952 Vice Chairman of the Board	1992–1994 1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None
James Terrile, 1965 President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 1958 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company
Eric S. Richter, 1960 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company
Jessica Chase Spaly, 1977 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Aidan W. O’Connell, 1968 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company
Vice President, Capital Guardian Trust Company;[6]
Assistant Vice President and Trust Officer, Capital Bank and Trust Company;[6]
		Assistant Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President — Capital Bank and Trust Company[6]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2018, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.

[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
Audit	2017	110,000
	2018	98,000

b) Audit-Related Fees:
	2017	14,000
	2018	14,000

c) Tax Fees:
	2017	8,000
	2018	14,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2017	None

2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	1,300,000
2018	1,040,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,485,000 for fiscal year 2017 and $1,124,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®

Investment portfolio

February 28, 2018

Common stocks 87.45% Information technology 22.94%	Shares	Value (000)
Alphabet Inc., Class C1	833,879	$921,211
Alphabet Inc., Class A1	658,210	726,611
Microsoft Corp.	12,187,000	1,142,775
Accenture PLC, Class A	6,828,700	1,099,489
Tencent Holdings Ltd.2	14,995,918	822,433
Skyworks Solutions, Inc.	7,087,375	774,296
ASML Holding NV2	3,580,100	699,385
Broadcom Ltd.	2,831,848	697,937
Texas Instruments Inc.	6,262,200	678,509
Intel Corp.	12,349,000	608,682
MasterCard Inc., Class A	3,374,957	593,182
Trimble Inc.1	12,300,511	466,558
Autodesk, Inc.1	3,956,199	464,735
Arista Networks, Inc.1	1,451,975	391,656
Alibaba Group Holding Ltd. (ADR)1	2,023,866	376,722
Qorvo, Inc.1	3,982,142	321,399
Worldpay, Inc., Class A1	3,784,000	307,564
Zebra Technologies Corp., Class A1	2,176,722	300,692
FleetCor Technologies, Inc.1	1,495,000	298,895
CommScope Holding Co., Inc.1	7,721,000	298,880
QUALCOMM Inc.	4,110,000	267,150
Samsung Electronics Co., Ltd.2	114,701	248,594
ServiceNow, Inc.1	1,485,000	239,100
Lam Research Corp.	1,130,000	216,802
Flex Ltd.1	10,581,438	191,524
Lumentum Holdings Inc.1	2,966,291	180,944
International Business Machines Corp.	1,000,000	155,830
Visa Inc., Class A	1,248,000	153,429
Applied Materials, Inc.	2,535,000	145,991
Finisar Corp.1,3	6,797,000	122,346
Apple Inc.	606,849	108,092
Adobe Systems Inc.1	464,900	97,225
Akamai Technologies, Inc.1	1,390,000	93,769
Acacia Communications, Inc.1,3	2,226,600	86,169
Micron Technology, Inc.1	1,660,000	81,025
Kakaku.com, Inc.2	3,816,300	64,360
salesforce.com, inc.1	510,000	59,288
Amphenol Corp., Class A	407,000	37,196
Viavi Solutions Inc.1	2,156,074	20,741
IAC/InterActiveCorp1	81,300	12,106
		14,573,292
Health care 19.77%
AbbVie Inc.	17,891,000	2,072,315
Amgen Inc.	6,662,652	1,224,396
UnitedHealth Group Inc.	5,179,906	1,171,488
Thermo Fisher Scientific Inc.	5,448,500	1,136,448

AMCAP Fund — Page 1 of 5

Common stocks Health care (continued)	Shares	Value (000)
Stryker Corp.	6,966,696	$1,129,719
Abbott Laboratories	16,787,854	1,012,811
BioMarin Pharmaceutical Inc.1,3	10,345,500	839,744
Gilead Sciences, Inc.	8,698,760	684,853
Illumina, Inc.1	2,196,455	500,836
PerkinElmer, Inc.3	5,922,900	452,154
Express Scripts Holding Co.1	3,931,000	296,594
Medtronic PLC	3,632,400	290,192
Hologic, Inc.1	6,890,600	267,562
Humana Inc.	982,000	266,927
PRA Health Sciences, Inc.1	2,931,531	246,249
Integra LifeSciences Holdings Corp.1,3	4,555,967	240,236
Boston Scientific Corp.1	8,018,700	218,590
Johnson & Johnson	1,500,000	194,820
Hypera SA, ordinary nominative	13,894,300	147,720
Molina Healthcare, Inc.1	2,033,000	146,986
Teleflex Inc.	77,893	19,460
		12,560,100
Consumer discretionary 15.37%
Netflix, Inc.1	9,601,000	2,797,539
Amazon.com, Inc.1	870,300	1,316,285
Twenty-First Century Fox, Inc., Class A	26,324,000	969,250
Booking Holdings Inc.1	454,875	925,234
NIKE, Inc., Class B	9,778,813	655,474
Harley-Davidson, Inc.	8,353,938	379,102
LKQ Corp.1	7,002,000	276,439
Polaris Industries Inc.	2,300,000	262,177
Texas Roadhouse, Inc.3	4,587,200	253,489
ITV PLC2	110,800,524	242,811
Marriott International, Inc., Class A	1,700,613	240,144
JCDecaux SA2	4,662,515	181,017
Signet Jewelers Ltd.3	3,500,000	175,980
Viacom Inc., Class B	5,065,000	168,867
Williams-Sonoma, Inc.	3,100,000	160,456
BorgWarner Inc.	3,095,200	151,912
Wyndham Worldwide Corp.	1,237,913	143,326
Comcast Corp., Class A	3,657,800	132,449
Galaxy Entertainment Group Ltd.2	15,233,000	132,082
Aramark	2,950,000	123,044
TJX Companies, Inc.	900,000	74,412
		9,761,489
Industrials 10.31%
CSX Corp.	13,881,359	745,707
General Dynamics Corp.	3,087,000	686,703
Textron Inc.	11,325,281	677,818
Nielsen Holdings PLC	15,387,665	502,099
Old Dominion Freight Line, Inc.	3,598,000	499,834
AMETEK, Inc.	6,271,000	474,966
Equifax Inc.	2,933,728	331,511
Boeing Co.	900,000	325,989
TransDigm Group Inc.	1,072,638	309,252
Union Pacific Corp.	2,016,366	262,632
J.B. Hunt Transport Services, Inc.	2,167,815	257,038

AMCAP Fund — Page 2 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Harris Corp.	1,600,000	$249,840
Middleby Corp.1	2,052,775	246,846
C.H. Robinson Worldwide, Inc.	2,500,000	233,400
Landstar System, Inc.	1,640,000	178,432
Generac Holdings Inc.1,3	3,894,070	173,208
Caterpillar Inc.	1,056,000	163,289
United Technologies Corp.	615,000	82,865
Capita PLC2	18,915,633	45,597
Fortive Corp.	552,450	42,428
Cummins Inc.	198,000	33,298
PayPoint PLC2	2,274,900	25,059
		6,547,811
Financials 7.10%
PNC Financial Services Group, Inc.	3,004,400	473,674
Charles Schwab Corp.	8,606,000	456,290
Wells Fargo & Co.	7,413,000	432,993
Progressive Corp.	7,000,000	403,060
JPMorgan Chase & Co.	3,218,000	371,679
Markel Corp.1	280,000	311,360
M&T Bank Corp.	1,614,152	306,431
Zions Bancorporation	5,546,000	304,864
East West Bancorp, Inc.	4,000,000	262,200
Willis Towers Watson PLC	1,450,000	228,955
Berkshire Hathaway Inc., Class B1	1,000,000	207,200
Arch Capital Group Ltd.1	1,855,000	163,685
Kotak Mahindra Bank Ltd.2	7,330,769	121,628
Signature Bank1	821,840	120,145
Goldman Sachs Group, Inc.	350,000	92,025
HDFC Bank Ltd.2	3,089,936	89,852
Prudential Financial, Inc.	800,600	85,120
SVB Financial Group1	320,000	79,674
		4,510,835
Energy 5.95%
EOG Resources, Inc.	10,144,300	1,028,835
Concho Resources Inc.1	4,704,743	709,475
Halliburton Co.	15,229,000	706,930
Canadian Natural Resources, Ltd.	13,427,300	415,941
Noble Energy, Inc.	8,272,404	246,766
Schlumberger Ltd.	2,946,000	193,375
Exxon Mobil Corp.	1,846,000	139,816
SM Energy Co.	4,416,000	80,989
Pioneer Natural Resources Co.	409,000	69,624
Southwestern Energy Co.1	15,743,799	56,205
Denbury Resources Inc.1,3	22,428,635	49,119
Tullow Oil PLC1,2	15,493,000	38,655
Cimarex Energy Co.	250,000	24,023
Carrizo Oil & Gas, Inc.1	1,387,600	19,496
		3,779,249
Consumer staples 2.69%
Costco Wholesale Corp.	2,276,300	434,546
Herbalife Ltd.1,3	4,648,809	428,155
Walgreens Boots Alliance, Inc.	2,950,000	203,225

AMCAP Fund — Page 3 of 5

Common stocks Consumer staples (continued)	Shares	Value (000)
L’Oreal SA2	800,000	$172,421
Kroger Co.	6,100,000	165,432
Philip Morris International Inc.	1,150,000	119,082
Altria Group, Inc.	1,750,000	110,163
Constellation Brands, Inc., Class A	366,000	78,866
		1,711,890
Materials 1.64%
Celanese Corp., Series A	5,699,624	574,864
Valvoline Inc.3	10,638,000	243,717
CCL Industries Inc., Class B, nonvoting	2,936,000	146,136
Ecolab Inc.	600,000	78,270
		1,042,987
Telecommunication services 0.47%
Verizon Communications Inc.	6,300,000	300,762
Real estate 0.21%
Simon Property Group, Inc. REIT	485,000	74,452
Alexandria Real Estate Equities, Inc. REIT	490,000	59,442
		133,894
Miscellaneous 1.00%
Other common stocks in initial period of acquisition		631,988
Total common stocks (cost: $34,286,720,000)		55,554,297
Bonds, notes & other debt instruments 0.08% U.S. Treasury bonds & notes 0.08% U.S. Treasury 0.08%	Principal amount (000)
U.S. Treasury 1.00% 2018	$50,000	49,809
Total U.S. Treasury bonds & notes		49,809
Total bonds, notes & other debt instruments (cost: $49,929,000)		49,809
Short-term securities 12.22%
3M Co. 1.55% due 3/19/20184	36,100	36,071
Apple Inc. 1.56%–1.61% due 4/6/2018–4/17/20184	157,300	157,001
Army and Air Force Exchange Service 1.45% due 3/5/20184	2,600	2,599
CAFCO, LLC 1.77%–1.80% due 5/10/2018–6/18/20184	52,400	52,135
Chevron Corp. 1.50%–1.66% due 3/15/2018–4/24/20184	152,800	152,552
Ciesco LLC 1.70% due 6/4/20184	50,000	49,727
Coca-Cola Co. 1.43% due 4/24/20184	50,000	49,871
ExxonMobil Corp. 1.54% due 3/23/2018	70,000	69,932
Fannie Mae 1.30% due 3/5/2018–3/26/2018	87,700	87,650
Federal Farm Credit Banks 1.17%–1.33% due 5/2/2018–7/9/2018	158,000	157,355
Federal Home Loan Bank 1.13%–1.63% due 3/2/2018–6/20/2018	2,912,800	2,907,263
Freddie Mac 1.08%–1.30% due 3/1/2018–5/4/2018	283,200	282,894
Hershey Co. 1.55% due 3/6/2018–3/19/20184	94,200	94,134
IBM Corp. 1.64% due 3/29/20184	36,100	36,053
IBM Credit LLC 1.64% due 4/10/2018–4/11/20184	150,000	149,713
Intel Corp. 1.50%–1.51% due 3/5/2018–3/6/2018	28,600	28,594

AMCAP Fund — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
John Deere Canada ULC 1.59% due 3/12/20184	$32,900	$32,884
John Deere Capital Corp. 1.55% due 3/20/20184	80,000	79,931
John Deere Financial Inc. 1.58% due 3/26/20184	50,000	49,942
Kimberly-Clark Corp. 1.51% due 3/6/20184	55,400	55,386
National Rural Utilities Cooperative Finance Corp. 1.57% due 3/9/2018	9,300	9,297
PepsiCo Inc. 1.48% due 3/8/20184	100,000	99,967
Pfizer Inc. 1.56% due 3/26/20184	75,000	74,914
Private Export Funding Corp. 1.30% due 3/20/20184	20,100	20,082
Procter & Gamble Co. 1.61%–1.66% due 5/2/2018–5/4/20184	90,750	90,478
Qualcomm Inc. 1.52% due 3/13/20184	100,000	99,945
U.S. Bank, N.A. 1.41%–1.70% due 4/24/2018–6/4/2018	150,000	149,971
U.S. Treasury Bills 1.05%–1.79% due 3/1/2018–8/23/2018	2,309,200	2,300,304
United Parcel Service Inc. 1.50%–1.53% due 3/2/2018–3/19/20184	100,000	99,955
Wal-Mart Stores, Inc. 1.50%–1.54% due 3/5/2018–3/12/20184	170,100	170,037
Walt Disney Co. 1.50%–1.66% due 3/26/2018–5/24/20184	68,600	68,409
Wells Fargo Bank, N.A. 1.75% due 3/27/2018	50,000	50,005
Total short-term securities (cost: $7,766,747,000)		7,765,051
Total investment securities 99.75% (cost: $42,103,396,000)		63,369,157
Other assets less liabilities 0.25%		161,070
Net assets 100.00%		$63,530,227

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,883,894,000, which represented 4.54% of the net assets of the fund. This amount includes $2,621,621,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,721,786,000, which represented 2.71% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-002-0418O-S60660	AMCAP Fund — Page 5 of 5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 106 to Registration Statement No. 002-26516 on Form N-1A of our report dated April 11, 2018, relating to the financial statements and financial highlights of AMCAP Fund appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the headings “Financial highlights” in the Prospectus and “Independent registered public accounting firm” and “Prospectuses, reports to shareholders and proxy statements” in the Statement of Additional Information, which are part of such Registration Statement.

Costa Mesa, California

April 26, 2018

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2018

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: April 30, 2018